Private & Confidential	EXECUTION VERSION
DATED 26 APRIL 2010
SUPPLEMENTAL DEED
relating to a US$221,429,999 Term Loan Facility
to
NEWLEAD HOLDINGS LTD.
(formerly known as ARIES MARITIME TRANSPORT LIMITED)

THIS SUPPLEMENTAL DEED is dated 26 April 2010 and made BETWEEN:
(1)	NEWLEAD HOLDINGS LTD. (formerly known as ARIES MARITIME TRANSPORT LIMITED) as borrower (the “Borrower”);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS WITH NAMES AND ADDRESSES AS SET OUT IN SCHEDULE 1 as banks (the “Banks”);

(3)	BANK OF SCOTLAND PLC AND NORDEA BANK OF FINLAND PLC, LONDON BRANCH in their capacity as joint lead arrangers (the “Arrangers”);

(4)	THE BANKS AND FINANCIAL INSTITUTIONS WITH NAMES AND ADDRESSES AS SET OUT IN SCHEDULE 2 as co-arrangers (the “Co-arrangers”);

(5)	THE BANKS AND FINANCIAL INSTITUTIONS WITH NAMES AND ADDRESSES AS SET OUT IN SCHEDULE 3 as swap banks (the “Swap Banks”);

(6)	BANK OF SCOTLAND PLC in its capacity as agent, security agent and trustee for and on behalf of the Finance Parties (the “Agent”);

(7)	THE COMPANIES WITH NAMES AND ADDRESSES AS SET OUT IN SCHEDULE 4 as owners and corporate guarantors (the “Corporate Guarantors”); and

(8)	AMT MANAGEMENT LTD as manager (“AMT”); and

(9)	ERNST JACOB SHIP MANAGEMENT GmbH as manager (“Ernst Jacob” and, together with AMT, the “Managers”)
WHEREAS:
(A)	This Deed is supplemental to the Loan Agreement dated 13 October 2009 as supplemented and amended from time to time (the “Principal Agreement”) and made between (1) the Borrower (2) the Banks (3) the Arrangers (4) the Co-Arrangers (5) the Swap Banks and (6) the Agent, pursuant to which the Banks agreed to make available to the Borrower the sum of $221,429,999 upon the terms and conditions contained therein.

(B)	The Borrower has requested that the Principal Agreement is revised so that, amongst other things, the Minimum Liquidity may be applied in prepayment of sums outstanding under the Loan.

(C)	The Borrower, the Corporate Guarantors and the Managers have each requested that the Banks agree to:
(a)	the termination of the ITM Management Agreements and the AMT Management Agreement;

(b)	the release of ITM and the relevant Vessel Owners from all of their respective obligations under the ITM Manager’s Undertakings; and

(c)	the release of AMT and the relevant Vessel Owner from all of their respective obligations under the AMT Management Agreement.
NOW IT IS HEREBY AGREED as follows:
1	Definitions

1.1	Defined expressions

Words and expressions defined in the Principal Agreement shall unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Deed.

1.2	Definitions

In this Deed, unless the context otherwise requires:

“Altius Management Agreement” means the technical management agreement dated 30 August 2007 and made between ITM and the Altius Owner in respect of ALTIUS;

“Altius Manager’s Undertaking” means the Manager’s Undertaking dated 13 October 2009 executed by ITM in favour of the Agent in respect of ALTIUS;

“Altius Owner” means Altius Marine S.A. of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands;

“AMT Management Agreement” means the management agreement dated 27 November 2008 and made between AMT and the Nordanvind Owner in respect of NORDANVIND;

“AMT Manager’s Undertaking” means the Manager’s Undertaking dated 13 October 2009 executed by AMT in favour of the Agent in respect of NORDANVIND;

“Effective Date” means the date, no later than ten Banking Days from the date of this Deed, on which the Agent notifies the Borrower in writing that the Agent has received the documents and evidence specified in clause 7.1 and Part 1 of Schedule 5 in a form and substance satisfactory to it;

“Existing Management Agreements” means the AMT Management Agreement or the ITM Management Agreements and “Existing Management Agreement ” means any of them;

“Existing Manager” means AMT or ITM as the case may be;

“Existing Managers’ Undertakings” means the AMT Manager’s Undertaking or the ITM Managers’ Undertakings and “Existing Manager’s Undertaking ” means any of them;

“Fortius Management Agreement” means the technical management agreement dated 30 August 2007 and made between ITM and the Fortius Owner in respect of FORTIUS;

“Fortius Manager’s Undertaking” means the Manager’s Undertaking dated 13 October 2009 executed by ITM in favour of the Agent in respect of FORTIUS;

“Fortius Owner” means Fortius Marine S.A. of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands;

“High Land Owner” means Land Marine S.A. of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands;

“High Land Management Agreement” means the technical management agreement dated 30 August 2007 and made between ITM and the High Land Owner in respect of HIGH LAND;

“High Land Manager’s Undertaking” means the Manager’s Undertaking dated 13 October 2009 executed by ITM in favour of the Agent in respect of HIGH LAND;

“High Rider Owner” means Rider Marine S.A. of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands;

“High Rider Management Agreement” means the technical management agreement dated 30 August 2007 and made between ITM and the High Rider Owner in respect of HIGH RIDER;

“High Rider Manager’s Undertaking” means the Manager’s Undertaking dated 13 October 2009 executed by ITM in favour of the Agent in respect of HIGH RIDER;

“ITM Management Agreements” means the Ostria Management Agreement, the Altius Management Agreement, the Fortius Management Agreement, the High Land Management Agreement and the High Rider Management Agreement and “ITM Management Agreement” means any of them;

“ITM Manager’s Undertakings” means the Altius Manager’s Undertaking, the Fortius Manager’s Undertaking, the High Land Manager’s Undertaking, the Higher Rider Manager’s Undertaking and the Ostria Manager’s Undertaking, and “ITM Manager’s Undertaking” means any of them;

“Loan Agreement” means the Principal Agreement as amended by this Deed;

“Management Termination Date” means any date on which an Existing Management Agreement for a Vessel is terminated and the New Management Agreement for that Vessel is entered into;

“Mortgage Addenda” means any mortgage addenda entered into or, as the context may require to be entered into, in relation to the Mortgages in connection with this Deed substantiality in the form annexed hereto as Schedule 7;

“New Management Agreements” means:
(a)	in relation to ALTIUS, the new management agreement entered or to be entered into between the Altius Owner and the New Manager;

(b)	in relation to FORTIUS, the new management agreement entered or to be entered into between the Fortius Owner and the New Manager;

(c)	in relation to HIGH LAND, the new management agreement entered or to be entered into between the High Land Owner and the New Manager;

(d)	in relation to HIGH RIDER, the new management agreement entered or to be entered into between the High Rider Owner and the New Manager;

(e)	in relation to OSTRIA, the new management agreement entered or to be entered into between the Ostria Owner and the New Manager; and

(f)	in relation to NORDANVIND, the new technical management agreement entered or to be entered into between the Nordanvind Owner and Ernst Jacob and the new commercial management agreement entered or to be entered into between the Nordanvind Owner and AMT.
and “New Management Agreement” means any of them;

“New Manager” means NewLead Shipping S.A.;

“New Manager’s Undertakings” means:
(a)	in relation to ALTIUS, the new manager’s undertaking executed or to be executed by the New Manager in favour of the Agent;

(b)	in relation to FORTIUS, the new manager’s undertaking executed or to be executed by the New Manager in favour of the Agent;

(c)	in relation to HIGH LAND, the new manager’s undertaking executed or to be executed by the New Manager in favour of the Agent;

(d)	in relation to HIGH RIDER, the new manager’s undertaking executed or to be executed by the New Manager in favour of the Agent;

(e)	in relation to OSTRIA, the new manager’s undertaking executed or to be executed by the New Manager in favour of the Agent; and

(f)	in relation to NORDANVIND, the new manager’s undertaking executed or to be executed by Ernst Jacob in favour of the Agent and the new manager’s undertaking executed or to be executed by AMT in favour of the Agent, and “New Manager’s Undertaking” means any of them, each in substantially the form annexed hereto as Schedule 6;

“Nordanvind Owner” means Enmina Marine Limited of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands;

“Ostria Owner” means Ostria Waves Ltd of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands;

“Ostria Management Agreement” means the technical management agreement dated 30 August 2007 and made between ITM and the Ostria Owner in respect of OSTRIA;

“Ostria Manager’s Undertaking” means the Manager’s Undertaking dated 13 October 2009 executed by ITM in favour of the Agent in respect of OSTRIA;

“Relevant Documents” means this Deed, the Mortgage Addenda, the Supplemental Mortgages and the New Manager’s Undertakings;

“Relevant Parties” means the Borrower, the Corporate Guarantors and the Managers or, where the context so requires or permits, means any or all of them;

“Replacement Manager” means Ernst Jacob or the New Manager or AMT, as the case may be;

“Stena Compass Deed of Covenant” means the Deed of Covenant dated 13 October 2009 made between Compass Overseas Ltd. and the Agent in respect of the Stena Compass;

“Stena Compassion Deed of Covenant” means the Deed of Covenant dated 13 October 2009 made between Compassion Overseas Ltd. and the Agent in respect of the Stena Compassion;

“Supplemental Mortgages” means the second priority Bermudian ship Mortgages entered into or, as the context may require, to be entered into in relation to the Stena Compass and the Stena Compassion substantially in the form annexed hereto as Schedule 8;

“Vessel Owners” means, to the extent that the relevant Vessel Owner continues to own its Vessel, the Altius Owner, the Fortius Owner, the High Land Owner, the High Rider Owner, the Ostria Owner and the Nordanvind Owner and “Vessel Owner” means any of them; and

“Vessels” means, to the extent that the relevant Vessel remains in the ownership of the relevant Vessel Owner, ALTIUS, FORTIUS, HIGH LAND, HIGH RIDER, OSTRIA and NORDANVIND and “Vessel” means any of them.

1.3	Principal Agreement

References in the Principal Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement as amended by this Deed and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.4	Headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.5	Construction of certain terms

Clause 1.4 of the Principal Agreement shall apply to this Deed (mutatis mutandis) as if set out herein and as if references therein to “this Agreement” were references to this Deed.

1.6	For the purpose of this Deed each of the Owners and the Managers acknowledge and confirm that they have received a copy of the Loan Agreement and are aware of all of the provisions hereof including, in particular, clause 1.2 (Definitions) of the Loan Agreement.

2	Agreement of the Finance Parties

2.1.1	The Finance Parties, relying upon the representations and warranties on the part of the Borrower, the Corporate Guarantors and the Managers contained in clause 6 of this Deed, agree with the Borrower that, subject to the terms and conditions of this Deed and in particular, but without prejudice to the generality of the foregoing, fulfilment on or before the date being ten Banking Days from the date of this Deed of the conditions contained in clause 7.1 and Part 1 of Schedule 5 the Principal Agreement shall be amended on the terms set out in clause 3;

2.2	The Finance Parties, relying upon the representations and warranties on the part of the Borrower, the Corporate Guarantors and the Managers contained in clause 6 of this Deed, agree with the Borrower that, subject to the terms and conditions of this Deed and in particular, but without prejudice to the generality of the foregoing, in respect of each Vessel, fulfilment on or before the relevant Management Termination Date for that Vessel of the conditions contained in clause 7.2 and Part 2 of Schedule 5:

2.2.1	the relevant Vessel Owner shall be permitted to terminate the relevant Existing Management Agreement for that Vessel and to enter into the New Management Agreement for that Vessel with the relevant Replacement Manager;

2.2.2	the appointment of the relevant Replacement Manager as technical or commercial manager as appropriate for the relevant Vessel is hereby approved; and

2.2.3	the relevant Existing Manager shall be released from its obligations under the relevant Existing Manager’s Undertaking.

3	Amendments to Principal Agreement

3.1	Amendments

The Principal Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended as follows:

3.1.1	A new definition of “Mortgage Addenda” shall be inserted into clause 1.2 as follows:

““Mortgage Addenda” means any Mortgage Addenda entered into or, as the context may require to be entered into in connection with the Supplemental Deed;”;

3.1.2	A new definition of “Supplemental Deed” shall be inserted into clause 1.2 as follows:

““Supplemental Deed” means the supplemental deed dated 2010 made between, amongst others, the Borrower, the Banks, the Arrangers, the Co-Arrangers, the Swap Banks, the Agent, the Owners and the Managers;”;

3.1.3	A new definition of “Supplemental Mortgages” shall be inserted into clause 1.2 as follows:

“Supplemental Mortgages” means the second priority Bermudian ship Mortgages entered into or, as the context may require, to be entered into in connection with the Supplemental Deed in relation to the Stena Compass and the Stena Compassion;”;

3.1.4	The definition of “Security Documents” in clause 1.2 shall be amended by the deletion of the word “and” following the words “(l) the Share Charges” and the insertion of the words “; (n) the Supplemental Deed, (o) the Mortgage Addenda; and (p) the Supplemental Mortgages” following the words “(m) the Tripartite Deeds;”;

3.1.5	The definition of “Security Requirement” in clause 1.2 of the Principal Agreement shall be deleted and replaced with the following:

““Security Requirement” means the amount in Dollars (as certified by the Agent whose certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower and the Banks) which is at any relevant time from and including the date falling 30 months after the Drawdown Date up to and including the date falling 36 months after the Drawdown Date one hundred per cent (100%) of the Loan and thereafter throughout the rest of the Security Period one hundred and twenty per cent (120%) of the Loan, and for the purposes of this definition any part of the Loan which shall have been prepaid using any part of the Minimum Liquidity in accordance with clause 4.4 shall be deemed to remain unpaid and due and owing to the Banks;”;

3.1.6	In clause 3.4 the words “4.4”, shall be inserted after the words “a prepayment pursuant to clauses 4.2, 4.3,”;

3.1.7	In clauses 4.2 and 4.3 of the Principal Agreement all references to “4.7” shall be deemed to refer to “4.8”;

3.1.8	A new clause 4.4 shall be inserted into the Principal Agreement as follows, and all subsequent sub-clauses shall be renumbered accordingly:
“4.4	Prepayment using the Minimum Liquidity

Subject to clause 4.8, the Borrower may apply all or any part of the Minimum Liquidity constituted by Cash only in prepayment of the Loan provided that any such amount so prepaid shall, provided no Default has occurred and is continuing or will occur as a result of such re-borrowing, be made available by the Banks for re-borrowing without restriction and, in particular, the provisions of clause 3.6 shall not apply to any sums so re-borrowed in accordance with this clause 4.4. For the avoidance of doubt (a) any part of the Minimum Liquidity constituted by Cash which is applied in prepayment of the Loan pursuant to this clause 4.4 shall, for so long as no Default has occurred and is continuing, be deemed to constitute part of Minimum Liquidity for the purposes of clauses 8.4 and 8.5 and shall continue to be available for re-borrowing pursuant to the provisions of this clause 4.4 and (b) all sums re-borrowed under this clause 4.4 shall be credited by the Banks to the Earnings Account or such other blocked account charged in favour of the Agent as shall be acceptable to the Agent and, provided that no Default has occurred or is continuing, shall be deemed to constitute Cash for the purposes of determining the Minimum Liquidity”;
3.1.9	Clause 4.4 of the Principal Agreement shall be renumbered as clause 4.5, and all references therein to clauses “4.4.1”, “4.4.2” and “4.4.3” shall be deemed to be references to clauses “4.5.1”, “4.5.2” and “4.5.3”;

3.1.10	Clause 4.5 of the Principal Agreement shall be renumbered as clause 4.6 and all references therein to clauses “4.5”, “4.5.1”, “4.5.2”, “4.5.3”, “4.5.4” and “4.5.5” shall be deemed to be references to clauses “4.6”, “4.6.1”, “4.6.2”, “4.6.3”, “4.6.4” and “4.6.5”;

3.1.11	In clause 4.5.1 of the Principal Agreement, the reference to “clause 4.4” shall be deemed to be a reference to “clause 4.5”.

3.1.12	Clause 4.6 of the Principal Agreement shall be renumbered as clause 4.7 and the words “but excluding for the avoidance of doubt, clause 4.4” shall be inserted into that clause after the words “pursuant to clauses 4.2, 4.3, 7.2.1 and 12.1”;

3.1.13	Clause 4.7 of the Principal Agreement shall be deleted and replaced with the following:
“4.8	Notice of prepayment; reduction of repayment instalments

4.8.1	No prepayment may be effected under clause 4.2, 4.3 or 4.4 unless the Borrower shall have given the Agent (who shall notify each Bank thereof of the intended prepayment) at least ten (10) Banking Days’ notice of its intention to make such prepayment. Every notice of prepayment shall be effective only on actual receipt by the Agent, shall be irrevocable, shall specify the amount to be prepaid and shall oblige the Borrower to make such prepayment on the date specified. No amount prepaid may (other than as provided in clauses 4.3 and 4.4) be re-borrowed and no amount cancelled may be borrowed. Any amount prepaid or cancelled pursuant to clauses 4.2, 4.3, 4.4, 4.5 (except 4.5.2 and 4.5.3) or 8.2.1 shall be applied in reducing the repayment instalments under clause 4.1 in inverse order of their due dates for payment (and for the avoidance of doubt any amount subsequently re-borrowed pursuant to clauses 4.3 and 4.4 shall be added to the repayment instalment from which they were deducted as aforesaid). Any amount prepaid pursuant to clause 4.5.2 and 4.5.3 shall be applied against the repayment instalments and the balloon under clause 4.1 on a pro rata basis. No amount which has been re-borrowed pursuant to clause 4.3 and which is prepaid may again be re-borrowed, but for the avoidance of doubt any amount which has been re-borrowed pursuant to clause 4.4 and which is prepaid may again be re-borrowed in accordance with the provisions of clause 4.4.

4.8.2	The Borrower may not prepay the Loan or any part thereof save as expressly provided in this Agreement.”
3.1.14	Clause 5.1.3 of the Principal Agreement shall be renumbered as clause 5.1.4 and a new clause 5.1.3 shall be inserted as follows:
“5.1.3	From the date on which the Borrower makes any prepayment of the Loan in accordance with clause 4.4, the Borrower shall pay to the Agent for distribution to the Banks quarterly in arrears a commitment commission at the rate of one per cent (1%) per annum on any amount which is prepaid by the Borrower pursuant to clause 4.4 and which remains available for re-borrowing in accordance with clause 4.4.”
3.1.15	In clause 8.2.1 of the Principal Agreement, the reference to “clause 4.7” shall be deemed to be a reference to “clause 4.8”.

3.1.16	In clause 8.4 of the Principal Agreement the definition of “Cash” shall be deleted and replaced with the following:
““Cash” means free and available negotiable money, orders, cheques and bank balances but to exclude:
(a)	Any cash that is specifically blocked and charged; and

(b)	cash standing to the credit of any blocked account and charged to the Agent pursuant to this Agreement, other than pursuant to clause 4.4;”;
3.1.17	In clause 11.1.3 of the Principal Agreement the words “4.4”, shall be inserted after the words “clause 4.2, 4.3,”.

3.2	Continued force and effect

Save as amended by this Deed, the provisions of the Principal Agreement shall continue in full force and effect and the Principal Agreement and this Deed shall be read and construed as one instrument.

4	Amendments to the Stena Compass Deed of Covenant

4.1	Compass Overseas Ltd. and the Security Trustee agree that the Stena Compass Deed of Covenant will, as from the Effective Date, be amended as follows:

4.1.1	In clause 1.2 the definition of “Mortgage” shall be deleted and replaced with the following:

“Mortgage” means the statutory mortgage referred to in recital (F) and any other mortgage that may be executed by the Owner in favour of the Mortgagee on the Ship, whether this be a second priority mortgage or any other subsequent priority mortgage of all the shares in the Ship”;

4.2	Save as amended by this Deed, the provisions of the Stena Compass Deed Covenant shall continue in full force and effect and the Stena Compass Deed of Covenant and this Deed shall be read and construed as one instrument.

5	Amendments to the Stena Compassion Deed of Covenant

5.1	Compassion Overseas Ltd. and the Security Trustee agree that the Stena Compassion Deed of Covenant will, as from the Effective Date, be amended as follows:

5.1.1	In clause 1.2, the definition of “Mortgage” shall be deleted and replaced with the following:

““Mortgage” means the statutory mortgage referred to in recital (F) and by any other mortgage that may be executed by the Owner in favour of the Mortgagee on the Ship whether this be a second priority mortgage or another subsequent priority mortgage of all the shares in the Ship;”.

5.2	Save as amended by this Deed, the provisions of the Stena Compassion Deeds Covenant shall continue in full force and effect and the Stena Compassion Deed of Covenant and this Deed shall be read and construed as one instrument.

6	Representations and warranties

6.1	Primary representations and warranties

Each of the Borrower, the Corporate Guarantors and the Managers represents and warrants to the Bank that:

6.1.1	Existing representations and warranties

the representations and warranties set out in clause 7 of the Principal Agreement, clause 4 of the Owner’s Guarantees and clause 3 of the Managers’ Undertakings were true and correct on the date of the Principal Agreement, the Owners’ Guarantees and the Managers’ Undertakings respectively and are true and correct, including to the extent that they may have been or shall be amended by this Deed, as if made at the date of this Deed with reference to the facts and circumstances existing at such date and the representation and warranty set out (i) in clause 7.1.9 of the Principal Agreement shall refer to the latest audited financial statements delivered under clause 8.1.5 of the Principal Agreement; and (ii) in clause 4.1.6 of the Corporate Guarantee shall refer to the latest audited financial statements delivered under clause 5.1.4 of the Corporate Guarantee;

6.1.2	Corporate power
(a)	each of the Relevant Parties is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation as a limited liability company or corporation and has no centre of main interests, permanent establishment or place of business outside the jurisdiction in which it is incorporated; and

(b)	each of the Relevant Parties has power to execute, deliver and perform its obligations under the Relevant Documents to which it is or is to be a party; all necessary corporate, shareholder and other action has been taken by each of the Relevant Parties to authorise the execution, delivery and performance of the Relevant Documents to which it is or is to be a party;
6.1.3	Binding obligations

the Relevant Documents to which it is or is to be a party constitute valid and legally binding obligations of each of the Relevant Parties enforceable in accordance with their terms;

6.1.4	No conflict with other obligations

the execution, delivery and performance of each of the Relevant Documents to which it is or is to be a party by each of the Relevant Parties will not (i) contravene any existing law, statute, rule or regulation or any judgment, decree or permit to which any of the Relevant Parties is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any of the Relevant Parties is a party or is subject or by which it or any of its property is bound or (iii) contravene or conflict with any provision of the constitutional documents of any of the Relevant Parties or (iv) result in the creation or imposition of or oblige any of the Relevant Parties to create any Encumbrance (other than a Permitted Encumbrance) on any of the undertakings, assets, rights or revenues of any of the Relevant Parties;

6.1.5	No litigation

no litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the officers of each of the Relevant Parties, threatened against the Relevant Parties which would have a material adverse effect on the business, assets or financial condition of the Relevant Parties;

6.1.6	No filings required

save for the registration of addenda and/or supplements to the Mortgages through the relevant Registry in the relevant Flag State, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Relevant Documents that they or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Relevant Jurisdiction on or in relation to the Relevant Documents and each of the Relevant Documents is in proper form for its enforcement in the courts of each Relevant Jurisdiction;

6.1.7	Choice of law

the choice of English law to govern the Relevant Documents (other than the Mortgage, Addenda, which shall be governed by the laws of the Republic of the Marshall Islands, and the Supplemental Mortgages, which shall be governed by the Bermudian law) and the submissions by the Relevant Parties to the non-exclusive jurisdiction of the English courts are valid and binding;

6.1.8	No immunity

none of the Relevant Parties nor any of their respective assets is entitled to immunity on the grounds of sovereignty or otherwise from any legal actions or proceeding (which shall include, without limitation, suit, attachment prior to judgement, execution or other enforcement); and

6.1.9	Consents obtained

every consent, authorisation, licence or approval of, or registration or declaration to, governmental or public bodies or authorities or courts required by any of the Relevant Parties in connection with the execution, delivery, validity, enforceability or admissibility in evidence of the Relevant Documents to which it is or will become a party or the performance by any of the Relevant Parties of their respective obligations under such documents has been obtained or made and is in full force and effect and there has been no default in the observance of any conditions or restrictions (if any) imposed in, or in connection with, any of the same.

6.2	Repetition of representations and warranties

Each of the representations and warranties contained in clause 6.1 of this Deed and clause 7 of the Principal Agreement as amended by this Deed, clause 4 of the Corporate Guarantee and clause 3 of the Managers’ Undertakings shall be deemed to be repeated by the Borrower, the Corporate Guarantors and the Managers on the Effective Date and each Management Termination Date as if made with reference to the facts and circumstances existing on such day.

7	Conditions

7.1	Effective Date

The agreement of the Finance Parties referred to in clause 2.1.1 shall be subject to the receipt by the Agent or its duly authorised representative of the documents and evidence specified in Part 1 of Schedule 5 in form and substance satisfactory to the Agent.

7.2	Management Termination Date

The agreement of the Finance Parties referred to in clause 2.2 shall be subject to the receipt by the Agent or its duly authorised representative of the documents and evidence specified in Part 2 of Schedule 5 in form and substance satisfactory to the Agent.

7.3	General conditions precedent

The agreement of the Finance Parties referred to in clause 2 shall be further subject to:

7.3.1	the representations and warranties in clause 6 being true and correct on the Effective Date and each Management Termination Date as if each was made with respect to the facts and circumstances existing at such time; and

7.3.2	no Default having occurred and continuing at the time of the Effective Date and each Management Termination Date.

7.4	Waiver of conditions precedent

The conditions specified in this clause 7 are inserted solely for the benefit of the Finance Parties and may be waived by the Banks in whole or in part with or without conditions.

8	Guarantors’ and Managers’ confirmations

8.1	Owners’ Guarantees

The Corporate Guarantors hereby confirm their consent to the amendments to the Principal Agreement contained in this Deed and agree that:

8.1.1	the Owner’s Guarantees, and the obligations of the relevant Corporate Guarantor thereunder, shall remain and continue in full force and effect notwithstanding the said amendments to the Principal Agreement contained in this Deed and shall secure all sums due and payable under the Principal Agreement as amended by this Deed; and

8.1.2	with effect from the Effective Date references in the Owner’s Guarantees to the “Agreement” shall henceforth be reference to the Principal Agreement as amended by this Deed and shall also be deemed to include this Deed and the obligations of the Borrower thereunder and hereunder.

8.2	Manager’s Undertakings

The Managers hereby confirm their consent to the amendments to the Principal Agreement contained in this Deed and agree that:

8.2.1	the Managers’ Undertakings, and the obligations of the relevant Managers thereunder, shall remain and continue in full force and effect notwithstanding the said amendments to the Principal Agreement contained in this Deed and shall secure all sums due and payable under the Principal Agreement as amended by this Deed; and

8.2.2	with effect from the Effective Date references in the Managers’ Undertakings to the “Agreement” shall henceforth be reference to the Principal Agreement as amended by this Deed and shall also be deemed to include this Deed and the obligations of the Borrower thereunder and hereunder.

8.3	Security Documents

The Borrower, the Corporate Guarantors and the Managers each further acknowledge and agree, for the avoidance of doubt, that:

8.3.1	each of the other Security Documents to which it is a party, and its obligations thereunder, shall remain in full force and effect notwithstanding the amendments made to the Principal Agreement by this Deed and shall secure all sums due and payable under the Principal Agreement as amended by this Deed;

8.3.2	with effect from the Effective Date, references to “the Agreement” or “the Loan Agreement” in any of the other Security Documents to which it is a party shall henceforth be a reference to the Principal Agreement as amended by this Deed and as from time to time hereafter amended; and

8.3.3	with effect from the Effective Date, references to “Aries Maritime Transport Limited” in any of the other Security Documents to which it is a party shall hence forth be a reference to “Newlead Holdings Ltd. (formerly known as Aries Maritime Transport Limited)”.

9	Fees and expenses

9.1	Expenses

The Borrower agrees to pay to the Agent on a full indemnity basis on demand all expenses (including legal and out-of-pocket expenses) reasonably incurred by the Agent:

9.1.1	in connection with the negotiation, preparation, execution and, where relevant, registration of this Deed and the other Relevant Documents and of any amendment or extension of or the granting of any waiver or consent under this Deed or the other Relevant Documents;

9.1.2	in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under this Deed or the other Relevant Documents or otherwise in respect of the monies owing and obligations incurred under this Deed and the other Relevant Documents, together with interest at the rate referred to in clause 3.4 of the Principal Agreement from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

9.2	Value Added Tax

All fees and expenses payable pursuant to this clause 9 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon.

9.3	Stamp and other duties

The Borrower agrees to pay to the Agent on demand all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Agent) imposed on or in connection with this Deed and the other Relevant Documents and shall indemnify the Agent against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.

10	Miscellaneous and notices

10.1	Notices

10.1.1	The provisions of clause 17.1 of the Principal Agreement as amended by this Deed shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein and for this purpose any notices to be sent to the Corporate Guarantors shall be sent to the address of the Corporate Guarantors referred to in clause 8.1 of the Corporate Guarantees;

10.2	Counterparts

This Deed may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

11	Applicable law

11.1	Contracts (Rights of Third Parties) Act 1999

No term of this Deed is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Deed.

11.2	Law

This Deed and any non-contractual obligations connected with it are governed by and shall be construed in accordance with English law.

11.3	Submission to jurisdiction

Each of the Borrower, the Corporate Guarantors, and the Managers agree, for the benefit of the Finance Parties, that any legal action or proceedings arising out of or in connection with this Deed against any of the Borrower, the Corporate Guarantors or the Managers or any of its assets may be brought in the English courts. Each of the Borrower, the Corporate Guarantors and the Managers irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers HFW Nominees Limited at present of Friary Court, 65 Crutched Friars, London EC3N 2AE England to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Finance Parties to take proceedings against any of the Borrower, the Corporate Guarantors and the Managers in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the Courts of England and not those of any other State shall have jurisdiction to determine any claim which any of the Borrower, the Corporate Guarantors and the Managers may have against the Creditors arising out of or in connection with this Deed.
IN WITNESS whereof the parties to this Deed have caused this Deed to be duly executed on the date first above written.

Schedule 1
Names and addresses of the Banks

Name	Address and fax

Bank of Scotland plc	New Uberior House 11 Earl Grey Street Edinburgh EH3 9BN Scotland

Fax: +44 131 659 1300

Nordea Bank Finland plc, London Branch	8th Floor City Place House 55 Basinghall Street London EC2V 5HB England

Fax: +44 207 726 9188

HSH Nordbank AG	Gerhart — Hauptmann-Platz 50 20095 Hamburg Germany

Fax: +49 40 3333 34118

The Governor and Company of the Bank of Ireland	Bank of Ireland Head Office A3 Lower Baggot St Dublin 2 Attention: Maritime Finance
Fax no: +353 1 611 5411

Sumitomo Mitsui Banking Corporation, Brussels Branch	Avenue des Arts 58 Box 18 1000 Brussels, Belgium

Fax: +44 (0)207 786 1569 Att: European Loan Operations Email: GBLOOADLOANELO@gb.smbcgroup.com

UniCredit Bank AG (formerly known as Bayerische Hypo- und Vereinsbank AG)	Kardinal-Faulhaber-Str.1 80333 München acting through its office at Alter Wall 22 20457 Hamburg

Fax: +49 40 3692 3696

Name	Address and fax

Commerzbank Aktiengesellschaft	Hamburg Branch Ness 7-9, D-20457 Hamburg Germany

Fax: +49 (0)40 3683 2049 Att: Christin Germann (Christin.Germann@commerzbank.com)

General Electric Capital Corporation	c/o GE Transportation Finance 201 High Ridge Road Stamford Connecticut 06927 USA

Fax: +1 203 585 0597

Natixis	68/76 quai de la Râpée 75012 Paris France,

Fax : 01 58 19 36 72 Att : Didier Berger / Amélie Zucchi Email : didier.berger@natixis.com amelie.zucchi@natixis.com

Swedbank AB (publ)	Brunkebergstorg 8 Swedbank Shipping E421 SE-105 34 Stockholm Sweden

Fax: +46 8 723 7150 Att: Dagobert Billsten and/or Christina Eng Email: dagobert.billsten@swedbank.com, christina.eng@swedbank.se

Schedule 2
The Co-arrangers

Name	Address and fax

The Governor and Company of the Bank of Ireland	Bank of Ireland Head Office A3 Lower Baggot St Dublin 2

Attention: Maritime Finance Fax no: +353 1 611 5411

HSH Nordbank AG	HSH Nordbank AG Gerhart — Hauptmann-Platz 50 20095 Hamburg Germany

Fax: +49 40 3333 34118

Sumitomo Mitsui Banking Corporation, Brussels Branch	Avenue des Arts 58 Box 18 1000 Brussels, Belgium

Fax: +44 (0)207 786 1569 Att: European Loan Operations Email: GBLOOADLOANELO@gb.smbcgroup.com

Schedule 3
The Swap Banks

Name	Address and fax

Bank of Scotland plc (formerly HBOS Treasury Services plc)	33 Old Broad Street London EC2N 1HZ

Fax: +44 20 7574 8133

Nordea Bank Finland plc, London Branch	8th Floor City Place House 55 Basinghall Street London EC2V 5HB England

Fax: +44 207 726 9188

The Governor and Company of the Bank of Ireland	Bank of Ireland Head Office A3 Lower Baggot St Dublin 2

Attention: Loans Administration Fax no: +353 1 604 4796

HSH Nordbank AG	HSH Nordbank AG Gerhart — Hauptmann-Platz 50 20095 Hamburg Germany

Fax: +49 40 3333 34118

SMBC Capital Markets, Inc.	277 Park Avenue, 5th Floor New York NY 10172 USA

Fax : +1 212 224 4948

Schedule 4
The Corporate Guarantors

Name	Address

Ermina Marine Limited	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, Marshall Islands

Land Marine S.A.	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, Marshall Islands

Rider Marine S.A.	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, Marshall Islands

Altius Marine S.A.	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, Marshall Islands

Fortius Marine S.A.	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, Marshall Islands

Chinook Waves Corporation	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, Marshall Islands

Ostria Waves Ltd.	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, Marshall Islands

Compass Overseas Ltd.	Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda

Compassion Overseas Ltd.	Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda

Schedule 5
Part 1
Documents and evidence required as conditions precedent to the Effective
Date (referred to in clause 7.1)
1	Corporate authorisation

in relation to each of the Relevant Parties:
(a)	Constitutional documents

Copies, certified by an officer of each of the Relevant Parties as being true, complete and up to date copies, of all documents which contain or establish or relate to the constitution of that party or a secretary’s certificate confirming that there have been no changes or amendments to the constitutional documents certified copies of which were previously delivered to the Agent pursuant to the Principal Agreement;

(b)	Resolutions

copies of resolutions of each Relevant Party of its board of directors and its shareholders/stockholders approving such of the Relevant Documents to which it is or is to be a party and the terms and conditions hereof and thereof and authorising the signature, delivery and performance of each such party’s obligations thereunder, certified (in a certificate dated no earlier than five Banking Days prior to the date of this Deed) by an officer of the Relevant Parties:
(1)	being true and correct;

(2)	being duly passed at meetings of the directors of such Relevant Party of such Relevant Party each duly convened and held;

(3)	not having been amended, modified or revoked; and

(4)	being in full force and effect
together with originals or certified copies of any powers of attorney issued by any party pursuant to such resolutions; and

(c)	Specimen Signatures

copies of the signatures of the persons who have been authorised on behalf of each Relevant Party to sign such of the Relevant Documents to which such Relevant Party is or is to be party and to give notices and communications, including notices of drawing, under or in connection with the Relevant Documents, certified (in a certificate dated no earlier than five (5) Banking Days prior to the Effective Date) by an Officer of such Security party as being the true signature of such persons.

(d)	Certificate of incumbency

a list of directors and officers of each Relevant Party specifying the names and positions of such persons, certified (in a certificate dated no earlier than five Banking Days prior to the date of this Deed) by an officer of such Relevant Party to be true, complete and up to date;

2	Consents

a certificate (dated no earlier than five Banking Days prior to the Effective Date) from an officer of each of the Relevant Parties stating that no consents, authorisations, licences or approvals are necessary for such Relevant Party to authorise, or are required by each of the Relevant Parties or any other party (other than the Creditors) in connection with, the execution, delivery, and performance of the Relevant Documents to which they are or will be a party;

3	Legal opinions
(i)	an opinion in a form and substance satisfactory to the Finance Parties from Conyers, Dill and Pearman, special legal advisers in Bermuda to the Finance Parties; and

(ii)	an opinion in a form and substance satisfactory to the Finance Parties from Blank Rome LLP, special legal advisors in the Republic of the Marshall Islands to the Finance Parties; and

(iii)	any such other opinions as may be required by the Finance Parties;
4	Mortgage Addenda

the relevant Mortgage Addenda in relation to the ships duly executed;

5	Supplemental Mortgages

the relevant Supplemental Mortgages in relation to Stena Compass and Stena Compassion duly executed;

6	Payments

payment by the Borrower of all fees and commissions currently due and payable by the Borrowers to the Agent under the Loan Agreement;

7	Process agent

an original or certified true copy of a letter from the Borrower’s, the Corporate Guarantors’, and/or the Manager’s agent for receipt of service of proceedings accepting its appointment under this Deed as the Borrower’s, the Corporate Guarantors’ or the Managers’ process agent;

8	Further conditions

any such further conditions, opinions or evidence as may reasonably be required by the Creditors.

Schedule 5
Part 2
Documents and evidence required as conditions precedent
to each Management Termination Date (referred to in clause 7.2)
1	Conditions Precedent

Evidence that each of the conditions precedent set out in Part 1 of 0 remains fully satisfied;

2	Resolutions

copies of resolutions of each relevant Vessel Owner and the relevant Replacement Manager of their respective board of directors and their respective shareholders/stockholders approving the relevant New Management Agreement and New Managers Undertakings (as appropriate) to which it is or is to be a party and the terms and conditions hereof and thereof and authorising the signature, delivery and performance of each such party’s obligations thereunder, certified (in a certificate dated no earlier than five Banking Days prior to the Management Termination Date) by an officer of the relevant Vessel Owner or the relevant Replacement Manager (as appropriate) as:
(a)	being true and correct;

(b)	being duly passed at meetings of the directors of such relevant Vessel Owner or the relevant Replacement Manager (as appropriate) each duly convened and held;

(c)	not having been amended, modified or revoked; and

(d)	being in full force and effect
together with originals or certified copies of any powers of attorney issued by any party pursuant to such resolutions; and

3	Consents

a certificate (dated no earlier than five Banking Days prior to the relevant Management Termination Date) from an officer of each the relevant Vessel Owner and the relevant Replacement Manager stating that no consents, authorisations, licences or approvals are necessary for them to authorise, or are required by each of the relevant Vessel Owner and the relevant Replacement Manager or any other party (other than the Creditors) in connection with, the execution, delivery, and performance of the New Management Agreement and/or the New Manager’s Undertaking to which they are or will be a party;

4	Legal opinions
(i)	an opinion in a form and substance satisfactory to the Finance Parties from Conyers, Dill and Pearman, special legal advisers in Bermuda to the Finance Parties; and

(ii)	an opinion in a form and substance satisfactory to the Finance Parties from Blank Rome LLP, special legal advisors in the Republic of the Marshall Islands to the Finance Parties; and

(iii)	an opinion in a form and substance satisfactory to the Finance Parties from Norton Rose Germany, special legal advisers in Germany to the Finance Parties; and

(iv)	an opinion in a form and substance satisfactory to the Finance Parties from Patton, Moreno & Asvat, special legal advisers in panama to the Finance Parties; and

(v)	any such other opinions as may be required by the Finance Parties.
5	New Management Agreements
(a)	the relevant New Management Agreement to be in a form and substance (including without limitation as to the level of management fee payable) satisfactory to the Agent; and

(b)	evidence satisfactory to the Agent that the relevant New Management Agreement in relation to the relevant Vessel has been entered into and is in full force and effect;
6	Manager’s Undertakings

the relevant New Manager’s Undertaking in relation to the Vessel duly executed;

7	Notice of assignment and acknowledgements

copies of duly executed notices of assignment in relation to the Vessel required by the terms of the relevant New Manager’s Undertaking and in the form prescribed by the relevant New Manager’s Undertaking;

8	Manager’s Remuneration

evidence satisfactory to the Agent that all sums due and owing by the relevant Vessel Owner to the relevant Existing Manager under the relevant Existing Management Agreement in respect of Manager’s remuneration for the relevant Vessel has been or will be paid in full and that the relevant Existing Manager has no claims of whatsoever nature either against the relevant Vessel or the relevant Vessel Owner;

9	Further conditions

any such further conditions, opinions or evidence as may reasonably be required by the Creditors.

Schedule 6
Form of Manager’s Undertaking
Manager’s Undertaking

To:	Bank of Scotland plc
Agency Team
1st Floor, Citymark
150 Fountainbridge
Edinburgh EH3 9PE
Scotland

From:	[NewLead Shipping SA]
[Ernst Jacob Shipmanagement GmbH]
[AMT Management Ltd.]
2010
Dear Sirs
US$221,429,999 Loan to NewLead Holdings Ltd (formerly known as Aries Maritime Transport Limited)
1	Facility Agreement

We understand that:
(c)	by an agreement dated 13 October 2009 as supplemented and amended by a supplemental agreement dated [•] 2010 (the “Facility Agreement”) and made between (1) Newlead Holdings Ltd. (formerly known as Aries Maritime Transport Limited) (therein and hereinafter referred to as the “Borrower”), (2) the banks and financial institutions set out at Schedule 1, Part 1 to the Facility Agreement as lenders (the “Banks”), (3) Bank of Scotland plc and Nordea Bank Finland plc as joint lead arrangers (the “Arrangers”), (4) the banks and financial institutions set out at Schedule 1, Part 3 to the Facility Agreement in their capacity as co-arrangers (the “Co-Arrangers”), (5) the banks and financial institutions set out at Schedule 1, Part 2 to the Facility Agreement in their capacity as swap banks (the “Swap Banks”) and (6) Bank of Scotland plc (the “Agent”, and together with the Banks, the Arrangers, the Co Arrangers and the Swap Banks, the “Finance Parties” and each a “Finance Party”) as agent, security agent and trustee for and on behalf of the Finance Parties, the Banks agreed (inter alia) to advance to the Borrower upon the terms and conditions therein contained the aggregate sum of up to two hundred and twenty one million, four hundred and twenty nine thousand, nine hundred and ninety nine Dollars ($221,429,999) (the “Loan”);

(d)	by master swap agreements each comprising of an ISDA Master Agreement and Schedule thereto and any confirmations (as defined therein) supplemental thereto made between the Borrower and each Swap Bank, dated as of 30 August 2005 in respect of each of Bank of Scotland plc (formerly HBOS Treasury Services plc) and Nordea Bank Finland plc, London Branch, 3 April 2006 in respect of each of The Governor and Company of the Bank of Ireland and SMBC Capital Markets, Inc. and 13 October 2009 in respect of HSH Nordbank AG (each as supplemented and amended from time to time) (together, the “Master Swap Agreements” and each a “Master Swap Agreement”), the Borrower agreed the terms and conditions upon which it shall enter into interest rate swap transactions with each of the Swap Banks;

(e)	pursuant to an intra-group loan agreement dated 13 October 2009 (the “Intra-Group Loan Agreement”) and made between (1) the Borrower (therein referred to as the Lender) and (2) [ALTIUS MARINE S.A.][FORTIUS MARINE S.A.] [LAND MARINE S.A.][RIDER MARINE S.A.][OSTRIA WAVES LTD.] [ERMINA MARITIME LIMITED] (the “Owner”, therein referred to as the Borrower), the Borrower has agreed to on-lend to the Owner the sum of [thirty-five][thirty-five][ten][ten][ten][twelve] million Dollars ($[35,000,000][35,000,000][10,000,000][10,000,000][10,000.000][12,000,000]) being part of the Loan to assist the Owner in refinancing the Ship (as hereinafter defined);

(f)	by a corporate guarantee dated 13 October 2009 (the “Corporate Guarantee”) and executed by (1) the Owner in favour of (2) the Agent (as security agent and trustee for and on behalf of the Finance Parties), the Owner has guaranteed to pay to the Agent all moneys and to discharge all obligations and liabilities now or hereafter due or owing or incurred by the Borrower to the Finance Parties or any of them under or pursuant to the Facility Agreement, the Master Swap Agreements, the Corporate Guarantee and the other Security Documents (as defined in the Facility Agreement) and all interest and all other costs and expenses;

(g)	it is a condition to the Banks’ agreement to make the Loan to the Borrower that we [NewLand Shipping S.A.] [Ernst Jacob Ship Management GmbH] [AMT Management Ltd] (the “Manager”) enter into this letter in favour of the Agent.
2	Confirmation of appointment

We hereby confirm that we have been appointed as the [technical][commercial] manager of m.v. [ALTIUS][FORTIUS][HIGH LAND][HIGH RIDER][OSTRIA][NORDANVIND] Official Number [2394][2395][2396][2397][1878][1879], IMO Number [9269245][9269257][9018426][9016997][9037136][9037123] (the “Ship”) registered under Marshall Islands flag at the Port of Majuro pursuant to a management agreement dated [•] (the “Management Agreement”) between ourselves and the Owner and that we have accepted our appointment thereunder in accordance with the terms and conditions thereof.

3	Representation and warranty

We hereby represent and warrant that the copy of the Management Agreement set out in Appendix 1 to this letter is a true and complete copy of the Management Agreement, that the Management Agreement constitutes valid and binding obligations of the Manager enforceable in accordance with its terms and that there have been no amendments or variations thereto or defaults thereunder by the Manager or, to the best of the Manager’s knowledge and belief, the Owner.

4	Undertakings

The Manager undertakes with the Agent that:
(a)	the Manager will not agree or purport to agree to any amendment or variation of the Management Agreement without the prior written consent of the Agent;

(b)	the Manager will procure that any sub-manager appointed by it pursuant to the Management Agreement or otherwise will, on or before the date of such appointment, enter into an undertaking in favour of the Agent in substantially the same form (mutatis mutandis) as this letter;

(c)	the Manager will not, without the prior written consent of the Agent, take any action or institute any proceedings or make or assert any claim on or in respect of (i) the Ship or (ii) its policies and contracts of insurance (which expression includes all entries of the Ship in a protection and indemnity or war risks association) which are from time to time in place or taken out or entered into by or for the benefit of the Owner (whether in the sole name of the Owner or in the joint names of the Owner and the Agent (as security agent and trustee for and on behalf of the Finance Parties) or otherwise) in respect of the Ship and its Earnings (as defined below) or otherwise howsoever in connection with the Ship and all benefits thereof (including claims of whatsoever nature and return of premiums) (the “Insurances”) or (iii) all moneys whatsoever from time to time due or payable to the Owner arising out of the use or operation of the Ship including (but without limiting the generality of the foregoing) all freight, hire and passage moneys, income arising under pooling arrangements, compensation payable to the Owner in event of requisition of the Ship for hire, remuneration for salvage and towage services, demurrage and detention moneys, and damages for breach (or payments for variation or termination) or any charterparty or other contract for the employment of the Ship and any sums recoverable under any loss of earnings insurance (the “Earnings”) or (iv) any other property or other assets of the Owner which the Agent has previously advised the Manager are subject to any encumbrance or right of set-off in favour of the Agent by virtue of any of the Security Documents (as described in the Facility Agreement) executed in favour of the Agent (as security agent and trustee on behalf of the Finance Parties) pursuant to the Facility Agreement, the Master Swap Agreements and/or the Corporate Guarantee;

(d)	the Manager will discontinue any such action or proceedings or claim which may have been taken, instituted or made or asserted, promptly upon notice from the Agent to do so;

(e)	the Manager will promptly notify the Agent if at any time the amount owed by the Borrower to the Manager pursuant to the Management Agreement (whether in respect of the Manager’s remuneration or disbursements or otherwise) exceeds US$100,000 or the equivalent in other currencies; and

(f)	the Manager will provide the Agent with such information concerning the Ship as the Agent may from time to time reasonably require.
5	Insurance assignment
(a)	By way of security for the aggregate of the Guaranteed Liabilities (as defined in the Corporate Guarantee) and interest accrued and accruing thereon, the Expenses (as such term is defined in the Facility Agreement) and all other sums of money from time to time owing to the Agent and/or any of the other Finance Parties, whether actually or contingently, under the Facility Agreement, the Master Swap Agreements, the Corporate Guarantee and the other Security Documents or any of them (the “Outstanding Indebtedness”), the Manager with full title guarantee hereby irrevocably and unconditionally assigns and agrees to assign to the Agent (as security agent and trustee for and on behalf of the other Finance Parties) all of the Manager’s rights, title and interest in and to all the benefit of the Insurances.

(b)	The Manager hereby undertakes to procure that a duly completed notice in the form set out in Appendix 2 to this letter is given to all insurers of the Ship and to procure that such notice is promptly endorsed on all policies and entries in respect of the Insurances and agrees promptly to authorise and/or instruct any broker, insurer or association with or through whom Insurances may be effected to endorse on any policy or entry or otherwise to give effect to such loss payable clause as may be stipulated by the Agent.

(c)	The Agent shall, at the Manager’s cost, re-assign to the Manager all the Manager’s right, title and interest in the Insurances upon the Outstanding Indebtedness being discharged in full to the satisfaction of the Agent.

(d)	Any moneys in respect of the Insurances which would (but for the assignment contained in clause 0 above) be payable to the Manager shall be applied in accordance with clause 2.1.2 of the General Assignment dated 13 October 2009 and made between (1) the Owner and (2) the Agent (as security agent and trustee for and on behalf of the other Finance Parties).

6	Law and jurisdiction
(a)	The agreement constituted by this letter and any non-contractual obligations connected with it shall be governed by and construed in accordance with English law.

(b)	The Manager agrees, for the benefit of the Agent and the other Finance Parties, that any legal action or proceedings arising out of or in connection with this letter against the Manager or any of its assets may be brought in the English courts. The Manager irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers [HFW Nominees Ltd] at present of [Friary Court, 65 Crutched Friars, London EC3N 7AE, England] to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the rights of the Agent to take any proceedings against the Manager in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.
Yours faithfully

For and on behalf of
[NEWLEAD SHIPPING S.A.][ERNST JACOB SHIP MANAGEMENT GMBH][AMT MANAGEMENT LTD]

Appendix 1
Copy of the Management Agreement.

Appendix 2
Notice of Assignment
We, [NEWLEAD SHIPPING S.A.][ERNST JACOB SHIPMANAGEMENT GMBH][AMT MANAGEMENT LTD], the managers of m.v. “[ALTIUS][FORTIUS][HIGH LAND][HIGH RIDER][OSTRIA][NORDANVIND]”, HEREBY GIVE NOTICE that by a first assignment dated [· ] 2010 and entered into by us with BANK OF SCOTLAND plc (as agent, security agent and trustee for and on behalf of the Finance Parties (as therein defined)) there has been assigned by us to the said BANK OF SCOTLAND plc (as agent, security agent and trustee for and on behalf of the Finance Parties) as first assignees all of our right, title and interest in and to the insurances in respect of the said Ship including the insurances constituted by the Policy whereon this notice is endorsed.
SIGNED

For and on behalf of
[NEWLEAD SHIPPING S.A.][ERNST JACOB SHIPMANAGEMENT GMBH][AMT MANAGEMENT LTD]
Dated                     2010

Schedule 7
Form of Mortgage Addendum

Schedule 8
Form of Supplemental Mortgage

Borrower

SIGNED as a DEED by	)
for and on behalf of	)
NEWLEAD HOLDINGS LTD. (formerly	)
known as ARIES MARITIME TRANSPORT	)
LIMITED))
pursuant to a power of attorney	)
dated 2010)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

Arrangers

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
BANK OF SCOTLAND plc	)
pursuant to a power of attorney	)
dated 12 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
NORDEA BANK FINLAND PLC, LONDON	)
BRANCH	)
pursuant to a power of attorney	)
dated 7 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

Agent

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
BANK OF SCOTLAND plc	)
pursuant to a power of attorney	)
dated 12 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

Banks

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
BANK OF SCOTLAND plc	)
pursuant to a power of attorney	)
dated 12 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
NORDEA BANK FINLAND PLC, LONDON	)
BRANCH	)
pursuant to a power of attorney	)
dated 7 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
HSH NORDBANK AG	)
pursuant to a power of attorney	)
dated 9 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
THE GOVERNOR AND COMPANY	)
OF THE BANK OF IRELAND	)
pursuant to a power of attorney	)
dated 7 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
SUMITOMO MITSUI BANKING	)
CORPORATION	)
pursuant to a power of attorney	)
dated 8 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
UNICREDIT BANK AG (formerly known	)
as BAYERISCHE HYPO- UND	)
VEREINSBANK AG))
pursuant to a power of attorney	)
dated 8 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
COMMERZBANK AKTIENGESELLSCHAFT	)
pursuant to a power of attorney	)
dated 7 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
GENERAL ELECTRIC CAPITAL	)
CORPORATION	)
pursuant to a power of attorney	)
dated 9 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
NATIXIS	)
pursuant to a power of attorney	)
dated 6 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
SWEDBANK AB (PUBL))
pursuant to a power of attorney	)
dated 12 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

Swap Banks

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
BANK OF SCOTLAND plc	)
(formerly HBOS Treasury Services plc))
pursuant to a power of attorney	)
dated 12 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
NORDEA BANK FINLAND PLC, LONDON	)
BRANCH	)
pursuant to a power of attorney	)
dated 7 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
THE GOVERNOR AND COMPANY	)
OF THE BANK OF IRELAND	)
pursuant to a power of attorney	)
dated 7 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
HSH NORDBANK AG	)
pursuant to a power of attorney	)
dated 9 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
SMBC CAPITAL MARKETS, INC.	)
pursuant to a power of attorney	)
dated 13 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

Co-Arrangers

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
THE GOVERNOR AND COMPANY	)
OF THE BANK OF IRELAND	)
pursuant to a power of attorney	)
dated 7 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
HSH NORDBANK AG	)
pursuant to a power of attorney	)
dated 9 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

SIGNED as a DEED by Barnabus Finnigan	)
for and on behalf of	)
SUMITOMO MITSUI BANKING	)
CORPORATION	)
pursuant to a power of attorney	)
dated 8 April 2010)
in the presence of:	)	/s/ Barnabus Finnigan

Attorney-in-fact

/s/ Katherine Hedges Witness

Name: Katherine Hedges

Address: Norton Rose LLP, 3 More London Riverside, London

Occupation: Trainee Solicitor

The Corporate Guarantors

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
ERMINA MARINE LIMITED	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
LAND MARINE S.A.	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
RIDER MARINE S.A.	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
ALTIUS MARINE S.A.	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
FORTIUS MARINE S.A.	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
CHINOOK WAVES CORPORATION	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
OSTRIA WAVES LTD.	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
COMPASS OVERSEAS LTD.	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
COMPASSION OVERSEAS LTD.	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

The Managers
SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
AMT MANAGEMENT LTD.	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation:

SIGNED as a DEED, SEALED and DELIVERED	)
by	)
for and on behalf of	)
ERNST JACOB SHIPMANAGEMENT GMBH	)
pursuant to a power of attorney	)
dated	)
in the presence of:	)

Attorney-in-fact

Witness

Name:

Address:

Occupation: